Exhibit 99.3

                                 PLAN OF MERGER
                                 --------------

      THIS PLAN OF MERGER (the "PLAN") is made and entered into this 30th day of May, 2003, by and between CARCORP USA CORPORATION, a Delaware corporation, having an address of 1300 East Hillsboro Blvd., Suite 102, Deerfield Beach, FL 33441 (the "SURVIVING CORPORATION"), with ELITE FLIGHT SOLUTIONS, INC., a Nevada corporation, having an address of 5550 Bee Ridge Road, Suite e-3, Sarasota, FL 34233 (the "MERGING CORPORATION"). The Merging Corporation and the Surviving Corporation are hereinafter sometimes together referred to as the "CONSTITUENT CORPORATIONS".


                                    RECITALS:
                                    ---------

      WHEREAS, the Directors of each Constituent Corporation have determined that it would be in the best interest of such corporations for the Merging Corporation to merge with and into the Surviving Corporation in accordance with the Nevada Revised Statutes and the Delaware General Corporation Law:

      NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, provisions and grants herein contained, the Constituent Corporations hereby agree and prescribe the terms and conditions of this Plan of Merger and the mode of carrying the same into effect, as follows:

      1. MERGER. On the terms and conditions set forth herein, on the Effective Date (as defined in Section 2 below), the Merging Corporation shall be merged (the "MERGER") with and into the Surviving Corporation. The name of the Surviving Corporation after the Merger shall be CARCORP USA CORPORATION, a Delaware corporation.

      2. EFFECTIVE DATE. The Merger shall become effective upon filing of the Articles of Merger (the "EFFECTIVE DATE").

      3.    EFFECT OF MERGER.  Upon the Effective Date,

            (a) The Merging Corporation and the Surviving Corporation shall become a single corporation and the separate corporate existence of the Merging Corporation shall cease.

            (b) The Surviving Corporation shall succeed to and possess all the rights, privileges, powers and immunities of the Merging Corporation which, together with all of the assets, properties, business, patents, trademarks and goodwill of the Merging Corporation, of every type and description wherever located, shall vest in the Surviving Corporation without further act or deed.

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            (c)   All rights of creditors and all liens upon any property of the
Constituent Corporations shall remain unimpaired.

      4. CERTIFICATE OF INCORPORATION, BYLAWS, OFFICERS AND DIRECTORS OF SURVIVING CORPORATION. Upon the Effective Date:

            (a) The Certificate of Incorporation of the Surviving Corporation shall remain and continue as the Certificate of Incorporation of the Surviving Corporation until amended in the manner provided by law.

            (b) The Bylaws of the Surviving Corporation shall remain and continue as the Bylaws of the Surviving Corporation until amended in the manner provided by law.

            (c) The officers and directors of the Merging Corporation shall become the officers and directors of the Surviving Corporation, with each holding the same position in the Surviving Corporation as they held in the Merging Corporation.

      5. MANNER AND BASIS OF CONVERTING SHARES. Upon the Effective Date, all of the then-issued and outstanding shares of capital stock of the Merging Corporation shall be automatically canceled, without any action on the part of the holder thereof, in exchange for the right to receive 0.5746 shares of common stock of the Surviving Corporation for each outstanding share of common stock of the Merging Corporation then-issued and outstanding, resulting in the issuance of a total of 105,759,297 shares of common stock to the former shareholders of the Merging Corporation.

      6. GOVERNING LAW. This Plan of Merger shall be governed and construed in accordance with the laws of the States of Nevada and Delaware.

      7. ARTICLES OF MERGER. Promptly upon adopting this Plan, the parties shall execute the Articles of Merger and file the same as required under Nevada and Delaware Law.

      8. COUNTERPARTS. This Plan of Merger may be executed in counterparts, each of which when so executed shall constitute an original copy hereof, but which together shall be considered one and the same document.


                           [SIGNATURE PAGE TO FOLLOW]

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      IN WITNESS  WHEREOF,  the parties have executed this Plan of Merger,  this
30th day of May, 2003.


                                         SURVIVING CORPORATION
                                         ---------------------

                                         CARCORP USA CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Michael Demeo
                                            ----------------------------
                                         Printed Name:  Michael Demeo
                                         Its:  President


                                         MERGING CORPORATION
                                         -------------------

                                         ELITE FLIGHT SOLUTIONS, INC.
                                         a Nevada corporation

                                         By: /s/ Greg Love
                                            ----------------------------
                                         Printed Name:  Greg Love
                                         Its:  President


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